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                                     EXHIBIT 1

                        STATEMENT PURSUANT TO RULE 13d-1(f)

         The undersigned parties hereto, DANNY EDWARDS, DREW M. BROWN, MARK N. SKLAR, BENNETT DORRANCE TRUST, DATED APRIL 21, 1989, DMB PROPERTY VENTURES LIMITED PARTNERSHIP, and FM PRECISION GOLF CORP., hereby consent and agree to file a joint statement on Schedule 13D under the Securities Exchange Act of 1934, as amended, on behalf of each of them, with respect to shares of common stock of ROYAL GRIP, INC. beneficially owned by them, together with any or all amendments thereto, when and if appropriate. The parties hereto further consent and agree to file this Statement pursuant to Rule 13d-1(f) as an exhibit to such
Schedule 13D, thereby incorporating the same into such Schedule 13D.


                                        FM PRECISION GOLF CORP.


/s/ Danny Edwards                       By: /s/ Christopher A. Johnston
----------------------------------         ______________________________
DANNY EDWARDS                               CHRISTOPHER A. JOHNSTON
Date: May 22, 1997                      Its: President
                                        Date: May 23, 1997



                                        DMB PROPERTY VENTURES LIMITED
                                        PARTNERSHIP, a Delaware limited
                                        partnership
                                        By DMB GP, Inc., an Arizona
                                        corporation, general partner


/s/ Drew M. Brown                       By: /s/ Timothy A. Kaerh
________________________________           ______________________________
DREW M. BROWN                               Timothy A. Kaerh
Date: May 23, 1997                      Its:  Executive Vice President
                                              _______________________
                                        Date: May 23, 1997



                                        The Bennett Dorrance Trust, dated April
                                        21, 1989, as amended



/s/ Mark N. Sklar                       By: /s/ Bennett Dorrance
__________________________________         ______________________________
MARK N. SKLAR                               BENNETT DORRANCE
Date: May 23, 1997                      Its: Trustee
                                        Date: May 23, 1997